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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 30, 1998


              NHP Retirement Housing Partners I Limited Partnership
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             (Exact name of registrant as specified in its charter)



            Delaware                         0-16815             52-1453513
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(State or other jurisdiction of          (Commission File      (IRS Employer
         incorporation)                       Number)        Identification No.)


        14160 Dallas Parkway, Suite 300, Dallas, Texas           75240
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               (Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code:           (972) 770-5600


                                (Not Applicable)
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(Former name or former address, if changed since last report)




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Item 2.  Acquisition or Disposition of Assets
---------------------------------------------

         On September 30, 1998, NHP Retirement Housing Partners I Limited Partnership ("NHP") completed the sale of four senior living communities to Capital Senior Living Properties 2 NHPCT, Inc., an indirect wholly-owned subsidiary of Capital Senior Living Corporation (the "Company"), for cash consideration of $40,650,000, pursuant to the terms of the Asset Purchase Agreement, attached hereto as Exhibit 2.1, dated as of July 24, 1998, by and between NHP and Capital Senior Living Properties, Inc.

         The senior  living  communities  sold to the  Company are The Atrium of
Carmichael in Carmichael, California; Crosswoods Oaks in Citrus Heights, California; The Heatherwood in Southfield, Michigan; and The Veranda Club in Boca Raton, Florida. Capital Senior Living, Inc., ("CSL"), a subsidiary of the Company, has operated these communities under a long-term management contract since 1992. The purchase price for the properties was determined by independent appraisal. Personnel working at the property sites and certain home office personnel who perform services for NHP are employees of CSL. NHP reimburses CSL for the salaries, related benefits, and overhead reimbursements of such personnel. Capital Realty Group Brokerage, Inc., a company wholly-owned by Messrs. Jeffrey L. Beck and James A. Stroud, the Chief Executive and Chief Operating Officers of the Company, respectively, and the former owners of the general partner of NHP, received a brokerage fee of approximately $1,219,500 related to this transaction, which was paid by NHP.

         On June 10, 1998, Capital Realty Group Corporation, the sole owner of Capital Realty Group Senior Housing, Inc. ("CRGSH") the general partner of NHP, and wholly-owned by Messrs. Jeffrey L. Beck and James A. Stroud, sold all of the shares of CRGSH to Retirement Associates, Inc. Mr. Robert Lankford is the
President of Retirement Associates, Inc. and has had prior business relationships with Messrs. Beck and Stroud.

Item 7.   Financial Statements and Exhibits
-------------------------------------------

(a)      Financial Statements of business acquired.

                  Not Applicable

(b)      Pro forma financial information.

                  Not Applicable

(c)      Exhibits.

          2.1 Asset Purchase Agreement, dated as of July 24, 1998, by and between Capital Senior Living Properties, Inc. and NHP Retirement Housing Partners I Limited Partnership.



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



          2.2 Assignment and Amendment to Asset Purchase Agreement, effective as of September 29, 1998, by and among NHP Retirement Housing Partners I Limited Partnership, Capital Senior Living Properties, Inc., and Capital Senior Living Properties 2 - NHPCT, Inc.







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



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 NHP RETIREMENT HOUSING PARTNERS I,
                                 LIMITED PARTNERSHIP
                                 (Registrant)


Date:    October 15, 1998        By:  Capital Realty Group Senior Housing, Inc.,
                                      its general partner

                                 By:  /s/ Robert Lankford
                                      ------------------------------------------
                                      Robert Lankford
                                      President


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                                  EXHIBIT INDEX

                                                                   Sequentially
Exhibit No.          Exhibit Description                           Numbered Page
-----------          -------------------                           -------------

2.1 Asset Purchase Agreement, dated as of July 24, 1998, by and between Capital Senior Living Properties, Inc. and NHP Retirement Housing Partners I Limited
            Partnership.

2.2         Assignment and Amendment to Asset Purchase
            Agreement, effective as of September 29, 1998, by and among NHP Retirement Housing Partners
            I Limited Partnership, Capital Senior Living
            Properties, Inc., and Capital Senior Living Properties
            2 - NHPCT, Inc.





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